SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  March 13, 2006
(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Second Lien Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1)

MASTR SECOND LIEN TRUST 2006-1
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-124678	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-124678) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $305,450,000 aggregate principal amount of Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates of its MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1 on February 24, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 2, 2005, as supplemented by the Prospectus Supplement dated February 23, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2006, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) and as custodian (in such capacity, the “Custodian”), and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”).  The Certificates consist of the following classes: Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class CE, Class P and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain fixed rate loans secured by second liens on Mortgaged Properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $323,054,477 as of February 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of February 1, 2006, between the Depositor and the Transferor.

99.2

Servicing Agreement, dated as of August 1, 2005, between UBS Real Estate Securities Inc., as owner, and Irwin Union Bank and Trust Company, as servicer.

99.3

Amendment Number One to the Servicing Agreement, dated February 2, 2006, between Irwin Union Bank and Trust Company, as servicer, and UBS Real Estate Securities Inc., as owner.

99.4

Assignment, Assumption and Recognition Agreement, dated as of February 24, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee and Irwin Union Bank and Trust Company, as the company.

99.5

Interest Rate Swap Agreement, dated as of February 24, 2006, between Bear Stearns Financial Products, Inc., as swap provider, and Wells Fargo Bank, N.A., as trust administrator of the MASTR Second Lien Trust 2006-1 and Novation Confirmation among UBS AG, London, Bear Stearns Bank PLC, Wells Fargo Bank, N.A. and Bear Stearns Financial Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Sameer Tikoo

Name:

Sameer Tikoo

Title:

Associate Director

By: /s/     Peter Slagowitz

Name:

Peter Slagowitz

Title:

Managing Director

Dated:  March 13, 2006

Exhibit Index

Exhibit No.

4.1

Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of February 1, 2006, between the Depositor and the Transferor.

99.2

Servicing Agreement, dated as of August 1, 2005, between UBS Real Estate Securities Inc., as owner, and Irwin Union Bank and Trust Company, as servicer.

99.3

Amendment Number One to the Servicing Agreement, dated February 2, 2006, between Irwin Union Bank and Trust Company, as servicer, and UBS Real Estate Securities Inc., as owner.

99.4

Assignment, Assumption and Recognition Agreement, dated as of February 24, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee and Irwin Union Bank and Trust Company, as the company.

99.5

Interest Rate Swap Agreement, dated as of February 24, 2006, between Bear Stearns Financial Products, Inc., as swap provider, and Wells Fargo Bank, N.A., as trust administrator of the MASTR Second Lien Trust 2006-1 and Novation Confirmation among UBS AG, London, Bear Stearns Bank PLC, Wells Fargo Bank, N.A. and Bear Stearns Financial Products, Inc.